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                           CONSENT OF ARTHUR ANDERSEN


                                                                    EXHIBIT 23.2


         [LETTERHEAD OF ARTHUR ANDERSEN Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH]


                       Consent of Independent Accountants

       As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 2001 included in SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung's Form 20-F for the year ended December 31, 2000.

Eschborn/Frankfurt/M., June 20, 2001


                                                ARTHUR ANDERSEN

                                                Wirtschaftsprufungsgesellschaft
                                                Steuerberatungsgesellschaft mbH


                                                /s/ Gross
                                                -------------------------------
                                                Gross
                                                Wirtschaftsprufer

                                                /s/ Turowski
                                                -------------------------------
                                                Turowski
                                                Wirtschaftsprufer